UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
March 16, 2005

COMMISSION FILE NUMBER 1-10006

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)	(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2005, Frozen Food Express Industries, Inc. issued a news release announcing its results of operations for the three and twelve month periods ended December 31, 2004, as compared to the comparable periods of 2003.  A copy of the news release is furnished, but not filed herewithin as Exhibit 99.1.

In accordance with general instructions B.6 of Form 8-K, the information in this report, including the exhibit, is furnished, but not filed pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibit
99.1	Frozen Food Express Industries, Inc. news release dated March 16, 2005 announcing financial results for the three and twelve month periods ended December 31, 2004, as compared to the comparable periods of 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: March 16, 2005	By:	/s/ F. Dixon McElwee, Jr.
F. Dixon McElwee, Jr. Senior Vice President Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1
On March 16, 2005, Frozen Food Express Industries, Inc. issued a news release announcing its results of operations for the three and twelve month periods ended December 31, 2004, as compared to the comparable periods of 2003.  A copy of the news release is furnished, but not filed herewithin as Exhibit 99.1.